Exhibit 99.1
L&L Acquisition Corp. and Subsidiary
(a development stage company)

Report of Independent Registered Public Accounting Firm
To the Board of Directors and Stockholders of
L&L Acquisition Corp. (a development stage company)
We have audited the accompanying consolidated balance sheet of L&L Acquisition Corp. and Subsidiary (a development stage company) (the “Company”) as of November 29, 2010 and the related consolidated statements of operations, changes in stockholders’ equity, and cash flows for the period from July 26, 2010 (date of inception) to November 29, 2010. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.
We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of L&L Acquisition Corp. and Subsidiary (a development stage company) as of November 29, 2010, and the results of its operations and its cash flows for the period from July 26, 2010 (date of inception) to November 29, 2010, in conformity with accounting principles generally accepted in the United States of America.
/s/ Rothstein, Kass & Company, P.C.
Roseland, New Jersey
December 3, 2010

L&L Acquisition Corp. and Subsidiary
(a development stage company)
CONSOLIDATED BALANCE SHEET

November 29,
2010
ASSETS
Current assets
Cash	$1,037,820
Restricted cash held in trust	40,400,000

Total assets	$41,437,820

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accrued expenses	$128,432
Deferred underwriting compensation	331,300
Deferred legal fees relating to the offering	100,000
Due to Sponsor	260,000
Notes payable, stockholders	75,000

Total liabilities	894,732

Common stock subject to possible redemption, 3,480,000 shares (at redemption value)	35,148,000

Commitments	—

Stockholders’ equity
Common stock, $.0001 par value, 100,000,000 shares authorized; 5,150,000 shares issued and outstanding (3,480,000 shares subject to possible redemption)	515
Additional paid-in capital	5,404,719
Deficit accumulated during development stage	(10,146)

Total stockholders’ equity	5,395,088

Total liabilities and stockholders’ equity	$41,437,820

The accompanying notes are an integral part of these consolidated financial statements.

L&L Acquisition Corp. and Subsidiary
(a development stage company)
CONSOLIDATED STATEMENT OF OPERATIONS
For the period from July 26, 2010 (date of inception) to November 29, 2010

Revenue	$—
General and administrative expenses	10,146

Loss from operations	(10,146)
Interest and dividend income	—

Loss before provision for income taxes	(10,146)
Provision for income taxes	—

Net loss attributable to other common stockholders	$(10,146)

Weighted average number of common shares outstanding	1,450,886

Basic and diluted net income per share attributable to other stockholders	$(0.01)

The accompanying notes are an integral part of these consolidated financial statements.

L&L Acquisition Corp. and Subsidiary
(a development stage company)
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDERS’ EQUITY
For the period from July 26, 2010 (date of inception) to November 29, 2010

				Deficit
				Accumulated
	Common Stock		Additional	During	Total
		Amount	Paid-in	Development	Stockholders’
	Shares	$.0001 par	Capital	Stage	Equity

Sale of common stock issued to initial stockholders on July 28, 2010 at $.017 per share	1,437,500	$144	$24,856	$—	$25,000

Forfeiture of common stock issued to initial stockholders on November 22, 2010	(287,500)	(29)	29

Sale of 4,000,000 units, net of underwriters’ discount and offering expenses (including 3,480,000 shares subject to possible redemption)	4,000,000	400	38,247,834		38,248,234

Net proceeds subject to possible redemption of 3,480,000 shares			(35,148,000)		(35,148,000)

Sale of private placement warrants			2,280,000		2,280,000

Net loss attributable to common stockholders not subject to possible redemption	—	—	—	(10,146)	(10,146)

Balance, November 29, 2010	5,150,000	$515	$5,404,719	$(10,146)	$5,395,088

The accompanying notes are an integral part of these consolidated financial statements.

L&L Acquisition Corp. and Subsidiary
(a development stage company)
CONSOLIDATED STATEMENT OF CASH FLOWS
For the period from July 26, 2010 (date of inception) to November 29, 2010

Net Cash Used in Operating Activities	$(10,146)

Cash Flows from Investing Activities
Cash held in trust account	(40,400,000)

Cash Flows from Financing Activities
Proceeds from notes payable, stockholders	75,000
Proceeds from issuance of stock to initial stockholders	25,000
Proceeds from public offering	40,000,000
Proceeds from issuance of warrants	2,280,000
Payment of offering costs	(1,192,034)
Advance from sponsor	260,000

Net cash provided by financial activities	41,447,966

Net increase in cash	1,037,820
Cash at beginning of the period	—

Cash at end of the period	$1,037,820

Supplemental Disclosure of Cash Flow Information:
Cash paid for taxes	$—

Supplemental Schedule of Non-cash Financial Activities:
Accrual for offering costs	$128,432
Deferred underwriter’s compensation	$331,300
Deferred legal fees related to the offering	$100,000
The accompanying notes are an integral part of the consolidated financial statements.

L&L Acquisition Corp. and Subsidiary
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the period July 26, 2010 (date of inception) to November 29, 2010
1. Description of Organization and Business Operations
L&L Acquisition Corp. and Subsidiary (the “Company”), a corporation in the development stage, was incorporated in the Delaware on July 26, 2010. The Company was formed for the purposed of acquiring, through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, exchangeable share transaction or other similar business transaction, one or more operating businesses or assets that we have not yet identified (“Business Combination”). The Company has neither engaged in any operations nor generated significant revenue to date with the exception of interest income. The Company is considered to be in the development stage as defined in FASB Accounting Standard Codification, or ASC 915, “Development Stage Entities,” and is subject to the risks associated with activities of development stage companies. The Company has selected December 31 as its fiscal year end.
At November 29, 2010, the Company had not commenced any operations. All activity through November 29, 2010 relates to the Company’s formation and initial public offering described below.
The registration statement for the Offering was declared effective on November 23, 2010. The Company consummated the Offering on November 29, 2010 and received net proceeds of approximately $38,247,834, before deducting deferred underwriting compensation of $1,000,000 and includes $200,000 received for the purchase of 266,667 warrants by the underwriters. The Company’s management has broad discretion with respect to the specific application of the net proceeds of the Offering, although substantially all of the net proceeds of the Offering are intended to be generally applied toward consummating a Business Combination. Furthermore, there is no assurance that the Company will be able to successfully affect a Business Combination.
Upon the closing of the Offering and the private placement of warrants, $40,400,000 was placed in a trust account (“Trust Account”) and invested in U.S. “government securities,” within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 (the “1940 Act”) with a maturity of 180 days or less, or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the 1940 Act, until the earlier of (i) the consummation of a Business Combination or (ii) the distribution of the Trust Account as described below.
The Company, after signing a definitive agreement for the acquisition of one or more target businesses or assets, will not submit the transaction for stockholder approval, unless otherwise required by law. The Company will proceed with a Business Combination if it is approved by the board of directors. Only in the event that the Company is required to seek stockholder approval in connection with its initial Business Combination, will it proceed with a Business Combination only if a majority of the outstanding shares of common stock voted are voted in favor of the Business Combination. In connection with such a vote, if a Business Combination is approved and completed, stockholders that vote against the Business Combination and elect to put their shares of common stock back to the Company for cash will be entitled to receive their pro-rata portion of the Trust Account as follows: (i) public stockholders voting against the Business Combination and electing to put shares of common stock to the Company shall be entitled to receive a per share pro rata portion of the Trust Account excluding interest and net of franchise and income taxes payable and (ii) public stockholders voting in favor of the Business Combination and electing to put shares of common stock to us shall be entitled to receive a per share pro rata portion of the Trust Account together with interest thereon but net of franchise and income taxes payable. These shares of common stock will be recorded at a fair value and classified as temporary equity upon the completion of the Proposed Offering, in accordance with ASC 480. John L. Shermyen, LLM Structured Equity Fund L.P., and LLM Investors L.P. (the “Sponsors”) and John A. Svahn, E. David Hetz, Alan W. Pettis, William A. Landman, Diane M. Daych, Mitchell Eisenberg, M.D. and Alan R. Hoops (the “Assignees” and, collectively with the Sponsors, the “initial stockholders”) have agreed, in the event the Company is required to seek stockholder approval of its Business Combination, to vote their initial shares in accordance with the majority of the votes cast by the public stockholders and to vote any public shares purchased during or after the offering in favor of our initial business combination. The initial stockholders have also agreed to vote shares of common stock acquired by them in this offering or in the aftermarket in favor of a Business Combination submitted to the Company’s stockholders for approval.

L&L Acquisition Corp. and Subsidiary
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the period July 26, 2010 (date of inception) to November 29, 2010
1. Description of Organization and Business Operations (Continued)
The Company’s Sponsors, officers and directors have agreed that the Company will only have 18 months from November 23, 2010, the date of the prospectus for the Offering, to consummate its initial Business Combination. If the Company does not consummate a Business Combination within such 18 month period, it shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible, but not more than two business days thereafter, redeem 100% of its public shares for cash equal to their pro rata share of the aggregate amount then on deposit in the trust account (including interest), less franchise and income taxes payable, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and subject to the requirement that any refund of income taxes that were paid from the trust account which is received after the redemption shall be distributed to the former public stockholders, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining stockholders and our board of directors, dissolve and liquidate the balance of the Company’s net assets to its remaining stockholders, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law. The initial stockholders have waived their rights to participate in any redemption with respect to their initial shares. However, the initial stockholders acquired shares of common stock in the Offering, entitling them to a pro rata share of the Trust Account upon the Company’s redemption or liquidation in the event the Company does not consummate a Business Combination within the required time period. In the event of such distribution, it is possible that the per share value of the residual assets remaining available for distribution (including Trust Account assets) will be less than the initial public offering price per Unit in the Offering.
2. Summary of Significant Accounting Policies
Basis of presentation
The accompanying consolidated financial statements are presented in U.S. dollars in conformity with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the Securities and Exchange Commission (“SEC”).
Principles of Consolidation
The Company’s consolidated financial statements include the accounts of L&L Acquisition Corp. and its wholly-owned subsidiary, L&L Acquisition Securities Corp. (the “Subsidiary”). All significant intercompany balances and transactions have been eliminated in consolidation.
Development stage company
The Company complies with the reporting requirements of FASB ASC 915, ”Development Stage Entities.” At November 29, 2010, the Company has not commenced any operations nor generated revenue to date. All activity through November 29, 2010 relates to the Company’s formation and the Offering. Following such offering, the Company will not generate any operating revenues until after completion of a Business Transaction, at the earliest. The Company will generate non-operating income in the form of interest income on the designated Trust Account after the Offering.
Net loss per common share
The Company complies with accounting and disclosure requirements of FASB ASC 260, “Earnings Per Share.” Net loss per common share is computed by dividing net loss applicable to common stockholders by the weighted average number of common shares outstanding for the period. At November 29, 2010, the Company did not have any dilutive securities and other contracts that could, potentially, be exercised or converted into common stock and then share in the earnings of the Company. As a result, diluted loss per common share is the same as basic loss per common share for the period.
Concentration of credit risk
Financial instruments that potentially subject the Company to concentration of credit risk consist of cash accounts in a financial institution which, at times may exceed the Federal depository insurance coverage of $250,000, only until 2013 and then reverts back to $100,000. The Company has not experienced losses on these accounts and management believes the Company is not exposed to significant risks on such accounts.

L&L Acquisition Corp. and Subsidiary
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the period July 26, 2010 (date of inception) to November 29, 2010
2. Summary of Significant Accounting Policies (Continued)
Fair value of financial instruments
The fair value of the Company’s assets and liabilities, which qualify as financial instruments under FASB ASC 820, “Fair Value Measurements and Disclosures,” approximates the carrying amounts represented in the balance sheet due to their short-term nature.
Use of estimates
The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Income taxes
The Company complies with the accounting and reporting requirements of ASC 740, “Income Taxes,” which requires an asset and liability approach to financial accounting and reporting for income taxes. Deferred income tax assets and liabilities are computed for differences between the financial statement and tax bases of assets and liabilities that will result in future taxable or deductible amounts, based on enacted tax laws and rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established, when necessary, to reduce deferred tax assets to the amount expected to be realized.
There were no unrecognized tax benefits as of November 29, 2010. ASC 740 prescribes a recognition threshold and a measurement attribute for the financial statement recognition and measurement of tax positions taken or expected to be taken in a tax return. For those benefits to be recognized, a tax position must be more-likely-than-not to be sustained upon examination by taxing authorities. The Company recognizes accrued interest and penalties related to unrecognized tax benefits as income tax expense. No amounts were accrued for the payment of interest and penalties at November 29, 2010. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The adoption of the provisions of ASC 740 did not have a material impact on the Company’s financial position and results of peroration and cash flows as of and for the period July 26, 2010 (date of inception) to November 29, 2010.
Recently issued accounting standards
In January 2010, the FASB issued “Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements,” which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose (i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, (ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and (iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009. However, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. The adoption of the amendment did not have a material impact on the Company’s condensed interim financial statements.
Management does not believe that any other recently issued, but not yet effective, accounting pronouncements, if currently adopted, would have a material effect on the Company’s financial statements.

L&L Acquisition Corp. and Subsidiary
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the period July 26, 2010 (date of inception) to November 29, 2010
3. Initial Public Offering
On November 29, 2010, the Company sold to the public 4,000,000 units at $10 per unit (“Units”). Each Unit consists of one share of the Company’s common stock, $0.0001 par value, and one redeemable common stock purchase warrant (“Warrant”). Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $11.50 commencing on the later of (a) 30 days after the completion of a Business Combination or (b) one year from November 23, 2010, the date of the prospectus for the Offering, and will expire five years from the consummation of the Business Combination. The Warrants will be redeemable by the Company at a price of $0.01 per Warrant upon 30 days prior notice after the Warrants become exercisable, only in the event that the last sale price of the common stock is at least $17.50 per share for any 20 trading days within a 30-trading day period ending on the third business day prior to the date on which notice of redemption is given.
4. Related Party Transactions
The Company issued a $37,500 unsecured promissory note each to John L. Shermyen and LLM Structured Equity Fund L.P. on July 29, 2010. The notes are non-interest bearing and are payable on the earlier of June 30, 2011 or November 29, 2010, the date of consummation of the Offering. Due to the short-term nature of the notes, the fair value of the notes approximates their carrying amount of $75,000.
In July 2010, John L. Shermyen, LLM Structured Equity Fund L.P. and LLM Investors L.P. purchased an aggregate of 1,437,500 shares of our common stock, for an aggregate purchase price of $25,000, or approximately $0.0174 per share. Subsequently, on November 22, 2010, each of John L. Shermyen, LLM Structured Equity Fund L.P. and LLM Investors L.P. returned to us an aggregate of 287,500 of such initial shares, which we have cancelled. These shares are referred to as the “initial shares” and consist of (i) 511,111 shares (up to 66,667 of which will be forfeited if the underwriters’ over-allotment option is not exercised in full) which will be held in escrow until the first anniversary of our initial Business Combination and (ii) 638,889 shares (up to 83,333 of which will be forfeited if the underwriter’s over-allotment option is not exercised in full) which will be held in escrow and forfeited on the fifth anniversary of our initial Business Combination unless, prior to such time, either (x) the last sales price of our stock equals or exceeds $18.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period or (y) a transaction is consummated following our initial Business Combination in which all stockholders have the right to exchange their common stock for cash consideration which equals or exceeds $18.00 per share. Subsequent to the purchase of these shares, (i) John L. Shermyen transferred at cost an aggregate of 58,219 of these shares to William A. Landman and Mitchell Eisenberg, each of whom is a member of our advisory board, and Alan W. Pettis, E. David Hetz and Diane M. Daych, each of whom is a director, (ii) LLM Investors L.P. transferred at cost an aggregate of 2,197 of these shares to E. David Hetz and Diane M. Daych and (iii) LLM Structured Equity Fund L.P. transferred at cost an aggregate of 56,022 of these shares to Alan R. Hoops, a member of our advisory board, John A. Svahn, a director, E. David Hetz and Diane M. Daych. The Company’s initial stockholders have contractually agreed with the Company that they will have no ability to vote any of the 638,889 shares being held in escrow until such time, if ever, that such shares are released to them.
The Sponsors, certain of the Company’s directors and advisors and the underwriters purchased, in a private placement, 3,040,000 Warrants prior to the Offering at a price of $0.75 per warrant (a purchase price of $2,280,000) from the Company. Based on the observable market prices, the Company believes that the purchase price of $0.75 per warrant for such Warrants exceeds the fair value of such Warrants on the date of the purchase. The valuation is based on comparable initial public offerings by previous blank check companies. The holders have agreed that such Warrants will not be sold or transferred until 30 days following consummation of a Business Combination, subject to certain limited exceptions. If the Company does not complete a Business Combination, then the proceeds will be part of the liquidating distribution to the public stockholders and the Warrants issued to such holders will expire worthless. The Company intends to classify the private placement Warrants within permanent equity as additional paid-in capital in accordance with ASC 815.

L&L Acquisition Corp. and Subsidiary
(a development stage company)
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
For the period July 26, 2010 (date of inception) to November 29, 2010
4. Related Party Transactions (Continued)
In connection with the Offering, the Sponsors purchased 586,400 Units at $10 per Unit on November 29, 2010.
Also in connection with the Offering, LLM Structured Equity Fund L.P. advanced the Company $260,000 on November 29, 2010. This advance was paid back to LLM Structured Equity Fund L.P. by the Company on November 30, 2010.
Commencing on the November 29, 2010, the Company plans to enter into an Administrative Services Agreement with LLM Capital Partners LLC for an aggregate monthly fee of $7,500 for office space, secretarial, and administrative services. This agreement will expire upon the earlier of: (a) the successful completion of the Company’s Business Combination, (b) 18 months from November 23, 2010, the date of the prospectus for the Offering, or (c) the date on which the Company is dissolved and liquidated.
The initial stockholders will be entitled to registration rights pursuant to a registration rights agreement to be signed on or before November 23, 2010, the date of the prospectus for the Offering. The initial stockholders will be entitled to demand registration rights and certain “piggy-back” registration rights with respect to their shares of common stock, the Warrants and the common stock underlying the Warrants, commencing on the date such common stock or Warrants are released from escrow. The Company will bear the expenses incurred in connection with the filing of any such registration statements.
5. Commitments
The Company granted the underwriters a 45-day option to purchase up to 600,000 additional Units to cover the over-allotment at the initial public offering price less the underwriting discounts and commissions.
The underwriters will be entitled to two and one half percent (2.5%) of the funds released from the Trust Account to the Company or the target upon closing of Business Combination, which shall be paid as a placement fee to Morgan Joseph LLC or such other firms, if any, who are instrumental in advising the Company with respect to the completion of a Business Combination.
6. Income Taxes
The components of the Company’s deferred tax asset is approximately as follows:

Net operating loss carry-forward	$4,000
Less, valuation allowance	(4,000)
$—